Exhibit 99.1

FOR IMMEDIATE RELEASE
THE WALT DISNEY COMPANY BOARD APPOINTS MORGAN STANLEY’S JAMES P. GORMAN AND VETERAN MEDIA EXECUTIVE SIR JEREMY DARROCH AS NEW DIRECTORS

BURBANK, Calif. November 29, 2023 – The Walt Disney Company (NYSE: DIS) Board of Directors has appointed James P. Gorman, Chairman and Chief Executive Officer of Morgan Stanley, and Sir Jeremy Darroch, a veteran media executive and former Group Chief Executive of Sky, as new directors. Darroch’s appointment is effective January 9, 2024, and Gorman’s is effective February 5, 2024.

The selection of Gorman, a deeply respected leader at one of the world’s preeminent global financial institutions, and Darroch, an accomplished chief executive and financial leader with significant experience in the international media and consumer products sectors, follows a lengthy and comprehensive search that began in April 2023. Their appointments reflect Disney’s commitment to a strong board focused on the long-term performance of the company, strategic growth initiatives, the succession planning process, and increasing shareholder value.

“James and Jeremy are both widely respected leaders in their industries, and their expertise will complement the talents and experience of the Disney board as we continue to focus on delivering for consumers and shareholders alike,” said Mark G. Parker, Chairman of the Board, The Walt Disney Company. “In the 14 years that James has been CEO of Morgan Stanley, he has overseen a strategic transformation of the institution and delivered significant shareholder value, and was integral to Morgan Stanley’s well-managed succession process over the past year,” Parker said. “Jeremy brings extensive leadership in the international media business, and during his tenure at Sky, he led Sky’s successful transition from a linear satellite broadcaster to one of Europe’s largest multi-platform TV providers.”

“Disney stands apart, both in its creative excellence and its deep connection with consumers,” said Gorman. “It is an incredible opportunity to join this accomplished board of directors, and to lend my experience and perspective as the company implements its strategic vision to build for the future.”

“I am thrilled to join the board of directors of one of the most beloved brands in the world at such a pivotal moment for the company,” said Darroch. “I look forward to working closely with my fellow board members to advise Disney’s executive leadership on the implementation of their strategic priorities designed to drive sustained growth and create long-term shareholder value.”

Gorman and Darroch will be included in the company’s slate of director nominees in the proxy statement for Disney’s 2024 Annual Meeting of Shareholders. Disney board member Francis A. deSouza has decided not to stand for reelection at the annual meeting, as he pursues new opportunities in the technology sector that will require his full attention.

“I’m immensely proud to have had the opportunity to serve such an important and cherished institution alongside this group of esteemed board members,” deSouza said. “I have enormous admiration and affection for the company and its leaders and Cast Members, and I look forward to cheering on every future success as a lifelong Disney fan as I step down to pursue my next career endeavors.”

“We are grateful to Francis for his years of service on the Disney board, and understand his desire not to stand for reelection in the spring as he pursues his next venture,” said Parker. “He has provided invaluable guidance during his tenure, and we wish him the very best.”

Disney’s directors bring significant expertise in implementing strategic priorities while growing shareholder value across a spectrum of varied businesses. Along with Parker, Executive Chairman of NIKE, Inc., and deSouza, former President and Chief Executive Officer of Illumina, Inc., Disney’s board includes Mary T. Barra, Chair and Chief Executive Officer of General Motors Co.; Safra A. Catz, Chief Executive Officer of Oracle Corp.; Amy L. Chang, former senior executive at Cisco and Google and a current director of Procter & Gamble; Carolyn N. Everson, former senior executive at Instacart, Meta and Microsoft and a current director of The Coca-Cola Co. and Under Armour Inc.; Michael B.G. Froman, President of the Council on Foreign Relations and former Vice Chairman and President, Strategic Growth at Mastercard Inc.; Robert A. Iger, Chief Executive Officer, The Walt Disney Company; Maria Elena Lagomasino, Chief Executive Officer and Managing Partner of WE Family Offices and a former senior executive at JP Morgan Private Bank and Chase Manhattan Bank; Calvin R. McDonald, Chief Executive Officer of lululemon athletica inc.; and Derica W. Rice, a former senior executive at CVS Health and Eli Lilly and a current director of The Carlyle Group Inc., Bristol-Myers Squibb Co., and Target Corp. The addition of Gorman and Darroch will temporarily increase Disney’s board to 13 members.

James P. Gorman Background

James Gorman became Chief Executive Officer of Morgan Stanley in January 2010 and Chairman in January 2012, and he will assume the role of Executive Chairman on January 1, 2024. He joined the firm in February 2006 and was named Co-President in December 2007. Before joining Morgan Stanley, Gorman held executive positions at Merrill Lynch. As CEO and Chairman of Morgan Stanley, Gorman has

an established record driving strategic transformation of a global financial institution with a long-term sustainable business model. Gorman has successfully executed innovative technological strategies leading the acquisition and integration of online trading platform E-Trade, and will provide key perspectives as Disney leverages technology to advance its strategy. Through his roles at Morgan Stanley, Merrill Lynch, and as former President of the Federal Advisory Council to the U.S. Federal Reserve Board, Gorman also brings deep finance management, investment and fiduciary expertise evaluating businesses. Gorman earned a bachelor’s degree and law degree from the University of Melbourne and an M.B.A. from Columbia University.

Sir Jeremy Darroch Background

Sir Jeremy Darroch is the former Executive Chairman and Group Chief Executive of Sky. He joined Sky as Chief Financial Officer in 2004 and was promoted to Group Chief Executive in 2007, and served as Executive Chairman in 2021. As Group Chief Executive of Sky, Darroch led the company’s tremendous growth and transformation from a linear satellite broadcaster into one of Europe’s largest multi-platform TV providers. His experience will lend valuable insights to Disney’s board and management in navigating the strategic expansion of DTC offerings and changing media and entertainment landscapes, as well as perspectives on creative content investment and brand evolution. As the former CFO of Sky, Darroch also has extensive expertise in finance, accounting and risk management. He is a director and the pending Chairman of Reckitt Benckiser Group plc. Darroch was knighted by King Charles III in June. He holds a bachelor’s degree in economics from the University of Hull.

About The Walt Disney Company

The Walt Disney Company, together with its subsidiaries and affiliates, is a leading diversified international family entertainment and media enterprise that includes three business segments: Entertainment, Sports and Experiences. Disney is a Dow 30 company and had annual revenue of $88.9 billion in its Fiscal Year 2023.

Forward-Looking Statements

Certain statements in this communication may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the Company’s expectations, beliefs, plans, and continuation of commitments and focus and other statements that are not historical in nature. These statements are made on the basis of management’s views and assumptions regarding future events and business performance as of the time the statements are made. Management does not undertake any obligation to update these statements.
Actual results may differ materially from those expressed or implied. Such differences may result from actions taken by the Company, including restructuring or strategic initiatives or other business decisions, as well as from developments beyond the Company’s control, including: the occurrence of subsequent events; further deterioration in domestic or global economic conditions or failure of conditions to improve as anticipated; deterioration or pressures from competitive conditions, including competition to create or acquire content, competition for talent and competition for advertising revenue; consumer preferences and acceptance of our content, offerings, pricing model and price increases, and corresponding subscriber additions and churn, and the market for advertising sales on our direct-to-consumer services and linear networks; health concerns and their impact on our businesses and productions; international, political or military developments; regulatory or legal developments; technological developments; labor markets and activities, including work stoppages; adverse weather conditions or natural disasters; and availability of content. Such developments may further affect entertainment, travel and leisure businesses generally and may, among other things, affect (or further affect, as applicable): our operations, business plans or profitability, including direct-to-consumer profitability; our expected benefits of the composition of the Board; demand for our products and services; the performance of the Company’s content; our ability to create or obtain desirable content at or under the value we assign the content; the advertising market for programming; income tax expense; and performance of some or all Company businesses either directly or through their impact on those who distribute our products.
Additional factors are set forth in the Company’s Annual Report on Form 10-K for the year ended September 30, 2023 under the captions “Risk Factors,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and “Business,” and subsequent filings with the Securities and Exchange Commission, including, among others, quarterly reports on Form 10-Q.
Contacts:
David Jefferson
Corporate Communications
david.j.jefferson@disney.com
(818) 560-4832
Mike Long
Corporate Communications
mike.p.long@disney.com
(818) 560-4588